THE GABELLI BLUE CHIP VALUE FUND

                              FIRST QUARTER REPORT
                                 MARCH 31, 2000

                                                               [GRAPHIC OMITTED]
                                                                  BARBARA MARCIN

TO OUR SHAREHOLDERS,

      In the first quarter of 2000 we started to see a break in the extremely narrow market in which technology, Internet and telecommunications issues worked almost alone to push the averages higher. Last year's extraordinary divergence in the performance of stocks continued into the first quarter and was evidenced by the performance of the Dow Jones Industrial Average ("Dow Jones") versus the Nasdaq Composite Index ("Nasdaq"). The difference in the performance of these two indices came to a peak on March 10, at which point the Nasdaq was up 24% year to date while the Dow Jones had declined 14%, resulting in a large 38% differential in performance. At that point, the Nasdaq got pulled over for speeding, and at the same time a broad number of stocks in sectors that had not risen began to participate in the advance. By the end of the quarter, the Nasdaq composite was up 12.4% while the Dow Jones had recovered to close down only 5%. At this point we believe that the majority of stocks are attractively valued, and we are starting to see a return to a market in which valuation matters.

INVESTMENT PERFORMANCE

      For the first quarter ended March 31, 2000, the Gabelli Blue Chip Value Fund's (the "Fund") total return was 6.44%. The Standard & Poor's ("S&P") 500 Index and Lipper Large-Cap Value Fund Average had total returns of 2.29% and 0.72%, respectively, over the same period. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category.
Since inception on August 26, 1999 through March 31, 2000, the Fund had a cumulative total return of 25.37%. The S&P 500 Index and Lipper Large-Cap Value Fund Average rose 10.82% and 4.56%, respectively, over the same period.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------

                                            Quarter
                           ------------------------------------
                           1st        2nd      3rd         4th       Year
                           ---        ---      ---         ---       ----
2000:   Net Asset Value     $12.40    --       --          --           --
        Total Return          6.4%    --       --          --           --
------------------------------------------------------------------------------
1999:   Net Asset Value      --       --     $9.54       $11.65     $11.65
        Total Return         --       --     (2.9)%(b)    23.5%      17.8%(b)
------------------------------------------------------------------------------



--------------------------------------------------------------------------------
          Total Return - March 31, 2000 (a)
          ---------------------------------
  Life of Fund (b) .....................     25.37%

--------------------------------------------------------------------------------

                    Dividend History
-----------------------------------------------------------
Payment (ex) Date     Rate Per Share     Reinvestment Price
-----------------     --------------     ------------------
December 27, 1999         $0.125              $11.33

(a) Total returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on August 26, 1999. The returns stated above cover short periods of less than one year beginning August 26, 1999 through March 31, 2000 and may not be indicative of long term results.
--------------------------------------------------------------------------------

      Two companies that received buyout offers buoyed the Fund's positive performance in the first quarter. First, Seagate, which manufactures disk drives and has investments in computer storage software, received a buyout offer from a private firm. We sold the stock on the day of the offer. Second, Citibank tendered a cash buyout offer for Travelers Property Casualty Corp. that will close in the second quarter of this year.

      The energy group rose strongly with the price of oil, as did our holdings in Baker Hughes and Kinder Morgan. Other strong stocks included American Home Products, a pharmaceutical company, Amvescap, a money manager, and Intel, the maker of computer microprocessors.

OUR APPROACH

      The Gabelli Blue Chip Value Fund seeks to invest in the common stock of companies that are temporarily out of favor for which we can identify a catalyst that can return the company to a higher valuation. There are many inexpensive companies today, and we want to identify those that we believe will be revalued upwards. It is important to look not only at the past to see where an undervalued company might be valued, but to the future to see how a company will be able to improve quality, manage costs, and sell and price its products. Competition is fierce, and the Internet is changing the way almost every industry produces and sells products and services. It is a medium for efficiently reducing the cost and time of comparison shopping, for delivering products more quickly and cheaply and for making the performance of goods more transparent. This results in driving demand for quality products, bringing down the price of commodity products and increasing the pressure on companies to continuously deliver more value-added products and services.

COMMENTARY

      Economic concerns in the first quarter contributed to the "Tale of Two Markets". Investors were concerned that the Federal Reserve Board (the "Fed") would continue to raise interest rates in response to strong growth due to consumer spending fueled by wealth created in the strong stock market. Again, companies were divided into winners and losers. Technology, telecommunications and Internet companies initially perceived to be impervious to higher interest rates and a slower economy tended to do well. The majority of companies, however, were perceived to be vulnerable to a slowdown in the economy and consumer spending and to higher interest rates and higher oil prices. Banks, airlines, railroads, utilities, supermarkets, insurance companies, food companies, industrial manufacturers and consumer staples companies all declined 20% or more from their highs on these concerns.

      But, as mentioned earlier, this divergence peaked on March 10. What changed? The quarter started out with investors pricing a small number of companies, or "new economy stocks", as benefiting from the new ways of doing business brought about by the Internet. "Old economy" stocks were priced significantly lower. By the end of the quarter, however, several industries, including automobile manufacturers, chemical companies, defense and aerospace companies, steel-makers and retailers, announced they would join forces to reap the benefits of an on-line marketplace. With these announcements, investors began to realize that many large, established companies would not give away the benefits that might accrue from the Internet. At the same time, investors have begun to shun companies that seem to have no idea when they will turn a profit and are returning to an examination of companies' valuations.

      The result of this two-tiered market is a terrific opportunity to own quality companies at excellent prices. Valuation remains an important predictor of future performance. Today, more reasonable valuations for a broad range of stocks have combined with decent visible economic fundamentals including a continuing strong economy and incremental demand from reviving foreign countries. Global economic growth is on solid footing, especially in Asia (except Japan). A market rebound will likely be more inclusive this year as investors seek to lower their risk profiles by holding stocks based upon the quality of the company, operating fundamentals, and most of all, current and future earnings.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

CENDANT CORP. (CD - $18.50 - NYSE) continues to generate strong revenues from royalties on its consumer brand franchises in economy class hotels (Ramada, Day's Inn, Travelodge), real estate brokers (Coldwell Banker, Century 21), car rental (Avis) and time share properties. The company also has significant Internet assets that generate both sales and earnings, and is looking for ways to realize value. With the company's low capital expenditures, strong cash flow and the resolution of shareholders suits resulting from the disastrous CUC International acquisition now behind it, we think the company will eventually be valued at much higher multiples of earnings and cash flow.

GENERAL MOTORS CORP. (GM - $82.8125 - NYSE) continues to show determination to realize the embedded value in its share price. Within the next few months it will exchange GM stock for shares of Hughes Electronics, retire a significant number of GM shares and boost earnings per share going forward. Longer term, the company will increase its revenues from new services such as the OnStar global positioning system that is becoming popular with auto purchasers. The Internet will lower the cost of designing and manufacturing automobiles, reduce the amount of capital or plant required, dramatically change the way cars are sold from the current dealer system and make the product more attractive to the consumer.

HUGHES ELECTRONICS (GENERAL MOTORS CORP., CL. H) (GMH - $124.50 - NYSE) AND GILAT SATELLITE NETWORKS LTD. (GILTF - $117.25 - NASDAQ) deliver services through satellites and have a tremendous opportunity to continue to increase their customer base over the next year or two. GMH is the largest provider of satellite direct broadcast television service through its DirecTV offering and provides the OnStar directional tracking service sold in GM vehicles. GM is continuing to spin off more of its ownership of the company and that will be good for the valuation of both Hughes Electronics and General Motors. Gilat made progress in its transition from a manufacturer of satellites to an Internet and data service provider when it announced a partnership with Echostar, the second largest satellite television service provider.

The largest industry sector in the Fund at the end of the first quarter was financial services. With evidence still pointing to a strong economy, it looks like the Federal Reserve will continue to raise interest rates for a while. However, we believe the prices of financial stocks already reflect a rising interest rate outlook and now represent good value. PROVIDIAN FINANCIAL CORP. (PVN - $86.625 - NYSE) is a leading issuer of consumer credit, primarily through its credit cards. The company has continued to achieve above average growth in assets and earnings relative to the industry and is expanding internationally and through the Internet. LEHMAN BROTHERS HOLDINGS INC. (LEH - $97.00 - NYSE) continues to build itself into a globally diversified investment bank.
UNUMPROVIDENT CORP. (UNM - $17.00 - NYSE) is the leading disability insurer whose credibility has suffered, along with its earnings, since the merger last year of UNUM and Provident. If this company shows improvement in the next few quarters, it could eventually trade much higher than its current valuation of about 6 times earnings. FLEETBOSTON FINANCIAL CORP. (FBF - $36.50 - NYSE) is a leading regional bank, formed from the merger of Fleet Bank and the Bank of Boston last year, and the acquisitions of Quick & Reilly and Robertson Stephens.

MATTEL INC. (MAT - $10.4375 - NYSE) is a company with powerful global brands such as Barbie, American Girl, and Fisher Price, whose efforts to increase growth over the past year led to a disastrous acquisition. In the first quarter of 2000, the company's Chief Executive Officer stepped down and Mattel admitted that the acquisition of The Learning Company in 1998 was a mistake and would be sold. The company's earning power is not reflected in the stock price, which has considerable upside once Mattel hires a CEO who can instill some credibility in the ability of the company to generate consistent returns.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

INTERNET

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      It is not hard to find inexpensive companies today. The hard part today is identifying those companies that have a catalyst or sequence of events that will cause investors to revalue the company's assets upwards over the next few years so that your money is working for you.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABBX. Please call us during the business day for further information.

                                                   Sincerely,

                                                   /S/ BARBARA G. MARCIN

                                                   BARBARA G. MARCIN, CFA
                                                   Portfolio Manager

April 14, 2000

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                 MARCH 31, 2000
                                 --------------
Providian Financial Corp.                          UnumProvident Corp.
Cendant Corp.                                      Gilat Satellite Networks Ltd.
General Motors Corp., Cl. H (Hughes Electronics)   Mattel Inc.
Williams Communications Group Inc.                 Lehman Brothers Holdings Inc.
Compaq Computer Corp.                              Washington Mutual Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI BLUE CHIP VALUE FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                   MARKET
    SHARES                                          VALUE
    ------                                         ------
              COMMON STOCKS -- 74.6%

              AEROSPACE -- 0.9%
      2,000   Rockwell International Corp. ....  $   83,625
                                                 ----------
              AUTOMOTIVE -- 2.1%
      2,500   General Motors Corp. ............     207,031
                                                 ----------
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 1.8%
      2,500   Delphi Automotive Systems Corp. .      40,000
      8,000   Federal-Mogul Corp. .............     133,500
                                                 ----------
                                                    173,500
                                                 ----------
              BUSINESS SERVICES -- 3.5%
     18,200   Cendant Corp.+ ..................     336,700
                                                 ----------
              COMMUNICATIONS EQUIPMENT -- 6.4%
      2,000   Gilat Satellite Networks Ltd.+ ..     234,500
      2,500   L-3 Communications Holdings Inc.+     130,000
      4,900   Williams Communications Group Inc.+   253,881
                                                 ----------
                                                    618,381
                                                 ----------
              COMPUTER HARDWARE -- 4.5%
        800   3Com Corp.+ .....................      44,500
      9,000   Compaq Computer Corp. ...........     239,625
      1,300   International Business Machines Corp. 153,400
                                                 ----------
                                                    437,525
                                                 ----------
              CONSUMER PRODUCTS -- 2.4%
     22,000   Mattel Inc. .....................     229,625
                                                 ----------
              DIVERSIFIED INDUSTRIAL -- 2.9%
      7,000   Crane Co. .......................     164,937
      1,000   Honeywell Inc. ..................      52,687
      1,000   Textron Inc. ....................      60,875
                                                 ----------
                                                    278,499
                                                 ----------
              ELECTRONICS -- 1.0%
        700   Intel Corp. .....................      92,356
                                                 ----------
              ENERGY AND UTILITIES -- 7.2%
      4,500   Baker Hughes Inc. ...............     136,125
      2,500   Burlington Resources Inc. .......      92,500
      5,000   Conoco Inc., Cl. A ..............     123,125
      3,000   EOG Resources Inc. ..............      63,562
      1,000   Exxon Mobil Corp. ...............      77,813
      1,500   Kinder Morgan Energy Partners LP       59,531
      3,100   Kinder Morgan Inc. ..............     106,950
      1,000   Williams Companies Inc. (The) ...      43,937
                                                 ----------
                                                    703,543
                                                 ----------


                                                   MARKET
    SHARES                                          VALUE
    ------                                         ------

              ENTERTAINMENT -- 1.8%
      1,800   Disney (Walt) Co. ...............  $   74,475
      2,000   Viacom Inc., Cl. B+ .............     105,500
                                                 ----------
                                                    179,975
                                                 ----------
              EQUIPMENT AND SUPPLIES -- 1.3%
      3,000   Parker Hannifin Corp. ...........     123,938
                                                 ----------
              FINANCIAL SERVICES -- 11.7%
      1,300   Amvescap plc, ADR ...............      92,300
      3,000   Countrywide Credit Industries Inc.     81,750
      2,300   Lehman Brothers Holdings Inc. ...     223,100
      1,400   Mellon Financial Corp. ..........      41,300
        600   Morgan (J.P.) & Co. Inc. ........      79,050
      1,600   Morgan Stanley Dean Witter & Co.      130,500
      2,000   Paine Webber Group Inc. .........      88,000
      4,600   Providian Financial Corp. .......     398,475
                                                 ----------
                                                  1,134,475
                                                 ----------
              FINANCIAL SERVICES: BANKS -- 5.1%
        800   Chase Manhattan Corp. ...........      69,750
      1,500   Citigroup Inc. ..................      88,969
      2,000   FleetBoston Financial Corp. .....      73,000
      8,000   Washington Mutual Inc. ..........     212,000
      1,200   Wells Fargo & Co. ...............      49,125
                                                 ----------
                                                    492,844
                                                 ----------
              FINANCIAL SERVICES: INSURANCE -- 7.1%
      1,000   Chubb Corp. .....................      67,563
      5,600   Everest Reinsurance Holdings Inc.     182,700
      5,000   Travelers Property Casualty Corp.,
                Cl. A .........................     206,250
     14,000   UnumProvident Corp. .............     238,000
                                                 ----------
                                                    694,513
                                                 ----------
              HEALTH CARE -- 4.1%
      1,500   Abbott Laboratories .............      52,781
      3,300   American Home Products Corp. ....     176,963
      1,000   Bristol-Myers Squibb Co. ........      57,750
        600   Johnson & Johnson ...............      42,038
      2,000   Pfizer Inc. .....................      73,125
                                                 ----------
                                                    402,657
                                                 ----------
              PUBLISHING -- 1.5%
      1,500   Dow Jones & Co. Inc. ............     107,719
      1,000   New York Times Co., Cl. A .......      42,938
                                                 ----------
                                                    150,657
                                                 ----------
              RETAIL -- 1.5%
      3,500   Federated Department Stores Inc.+     146,125
                                                 ----------

THE GABELLI BLUE CHIP VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
    SHARES                                         VALUE
    ------                                         ------
              COMMON STOCKS (CONTINUED)

              SATELLITE -- 2.8%
      2,200   General Motors Corp., Cl. H+ .... $   273,900
                                                 ----------
              SPECIALTY CHEMICALS -- 1.5%
     10,000   Lyondell Chemical Co. ...........     147,500
                                                 ----------
              TELECOMMUNICATIONS -- 3.5%
      1,000   SBC Communications Inc. .........      42,000
      1,900   Sprint Corp. ....................     119,700
      2,400   US West Inc. ....................     174,300
                                                 ----------
                                                    336,000
                                                 ----------
              TOTAL COMMON STOCKS .............   7,243,369
                                                 ----------
              TOTAL INVESTMENTS -- 74.6%
                (Cost $6,289,905) .............   7,243,369

              OTHER ASSETS AND
                LIABILITIES (NET) -- 25.4% ....   2,468,475
                                                 ----------
                (783,392 shares outstanding) ..  $9,711,844
                                                 ==========
   ------------------------
  +     Non-income producing security.
  ADR - American Depositary Receipt.

                        THE GABELLI BLUE CHIP VALUE FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                                BOARD OF TRUSTEES
            Mario J. Gabelli, CFA           Karl Otto Pohl
            CHAIRMAN AND CHIEF              FORMER PRESIDENT
            INVESTMENT OFFICER              DEUTSCHE BUNDESBANK
            GABELLI ASSET MANAGEMENT INC.

            Anthony J. Colavita             Werner J. Roeder, MD
            ATTORNEY-AT-LAW                 MEDICAL DIRECTOR
            ANTHONY J. COLAVITA, P.C.       LAWRENCE HOSPITAL

            Vincent D. Enright
            FORMER SENIOR VICE PRESIDENT
            AND CHIEF FINANCIAL OFFICER
            KEYSPAN ENERGY CORP.

                         OFFICERS AND PORTFOLIO MANAGERS
            Mario J. Gabelli, CFA           Barbara G. Marcin, CFA
            PRESIDENT AND CHIEF             PORTFOLIO MANAGER
            INVESTMENT OFFICER

            Bruce N. Alpert                 James E. McKee
            VICE PRESIDENT AND TREASURER    SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Blue Chip Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB402Q100SR

                                                                 [PHOTO OMITTED]

THE
GABELLI
BLUE CHIP VALUE
FUND


                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 2000